UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2020

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000‑24389	36‑4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois  60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]            Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR    240.14d‑2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ◻

ITEM 2.02 Results of Operations and Financial Condition

The information contained in this Form 8‑K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 5, 2020, OneSpan Inc. (OneSpan) issued a press release providing a financial update for the quarter ended March 31, 2020. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8‑K.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to adjusted EBITDA and provided a reconciliation of net income to adjusted EBITDA. Adjusted EBITDA, which is net income (loss) before interest, taxes, depreciation, amortization, long-term incentive compensation, and certain other non-recurring items, including acquisition related costs, lease exit costs, rebranding costs, and accruals for legal contingencies is computed by adding back net interest expense, income tax expense, depreciation expense, amortization expense,  long-term incentive compensation expense, and certain other non-recurring items to net income as reported.

The press release contained a reference to Non-GAAP Net Income and provided a reconciliation of net income to Non-GAAP Net Income. Non-GAAP Net Income is computed by adding back long term incentive compensation expense, amortization expense, certain other non-recurring items and the corresponding tax impact of the adjustments.

The press release also contained a reference to Non-GAAP Diluted Earnings Per Share. Non-GAAP Diluted Earnings Per Share is the same as Non-GAAP Net Income described above on a fully diluted per share basis.

ITEM 9.01 Financial Statements and Exhibits

(d)   Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release, dated May 5, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Press release, dated May 5, 2020	OneSpan Inc.

/s/ Mark S. Hoyt
Mark S. Hoyt
Chief Financial Officer